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                                                                    EXHIBIT 10.5


                          REAL ESTATE OPTION AGREEMENT


         This Real Estate Option Agreement (this "Agreement") made as of the 31st day of March, 2000, by and between Juniper Development, L.L.C., an Alabama limited liability company ("Seller"), and United Bancorporation of Alabama, Inc. (said corporation or its designee being referred to herein as "Optionee"), a Delaware corporation and the holding company for United Bank, Atmore, Alabama (the "Bank").

         WHEREAS, Seller has purchased a parcel of real estate of approximately 22 acres located on County Road 20 in Foley, Alabama, more particularly described on Exhibit "A" attached hereto and made a part hereof (the "Parcel"); and

         WHEREAS, Seller desires to provide to Optionee the option to purchase a portion of the Parcel, as further described herein, upon the terms and conditions herein set forth (the "Option"), and the Optionee desires to accept such Option.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                  1. Option Payment. Contemporaneously herewith, Optionee has paid to Seller an option payment in the amount of $1,000 ("Option Payment"), as consideration for the option herein granted by Seller to Optionee herein. The Option Payment shall be deemed


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         fully earned by Seller and non-refundable. In the event the Option is exercised, the Option Payment shall be applied to the Purchase Price set forth in Section 4 below.

                  2. Option Terms and Procedures. (a) Grant of Option. In consideration of the Option Payment and other good and valuable consideration, Seller hereby grants to Optionee the Option described herein. The Option shall entitle Optionee to purchase the "Selected Parcel" described in Section 3 below, for the Purchase Price described in Section 4 below, at any time during the one-year period beginning on the date hereof.

                  (b) Exercise Notice. In the event that Optionee desires to exercise the Option, it shall provide to Seller notice of its intent to so exercise ("Exercise Notice"), specifying a date for closing of the purchase of the Selected Parcel ("Closing Date"). The Exercise Notice shall be given not less than thirty (30) days (or such shorter interval as may be agreed by Seller and Optionee) in advance of the Closing Date. The Exercise Notice shall include a description of the Selected Parcel, as described in Section 3, as to which the Option will be exercised. If Seller is provided the Option Notice, the closing of the sale and purchase of the Selected Parcel shall take place thereafter as described in Section 7 below.

                  3. Selected Parcel. Optionee shall, at its expense, retain such experts and/advisors as it may deem suitable or necessary, if any, to determine that portion, not to exceed 3 acres, of the Parcel that Optionee shall have the right to purchase pursuant to the Option.


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                  4. Purchase Price. The Purchase Price for the Selected Parcel
         shall be the lower of the Discounted Appraised Value or the Fixed Price, as defined in subsections (a) and (b) below.

                           (a) Discounted Appraised Value. The Discounted
                  Appraised Value shall be eighty-five percent (85%) of the fair market value of the Selected Parcel (said fair market value being referred to herein as the "Appraised Value") as established by a certified appraiser mutually agreed upon by Seller and Optionee (the expense of which appraiser shall be borne in equal proportions by Seller and Optionee). In the event that Seller and Optionee cannot agree upon an appraiser, each party shall at its own expense select its own appraiser and the average of the appraisals produced by the two appraisers shall be the Appraised Value, provided that if the higher of the two values determined by said appraisers is more than 20% greater than the lower of the values so determined, the two appraisers shall select a third appraiser, and the average of the two appraisals closest in value shall be the Appraised Value.

                           (b) Fixed Price. The Fixed Price shall be Four
                  Hundred Thousand and no/100 ($400,000.00) Dollars.

                  1. Right of Entry. At all times during the term of this Agreement, Optionee and its agents have the right to enter the Acquired Parcel for the purposes of determining the


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         Selected Parcel and appraisal of the Selected Parcel and Acquired
         Parcel, as well as for any other purpose reasonably related to Optionee's interests hereunder.

                  5. Restriction on Use. Seller agrees that if the Selected Parcel is purchased by Optionee, the portion of the Acquired Parcel other than the Selected Parcel shall be encumbered with a restriction that it shall not be used, and shall not be permitted to be used, for any other banking or financial services business.

                  6. Closing. The Closing of the sale and purchase of the Selected Parcel shall take place at the offices of Julian Byron Brackin, Jr., Esquire, Brackin & McGriff, 676 South McKenzie, Foley, Alabama 36535, or such other place as may be agreed by both parties on such date and time as may be agreed by both parties. At the Closing, Optionee shall pay to Sellers in cash the Purchase Price, and Seller shall provide to Optionee a warranty deed and title insurance.

                  7. Term; Termination. This Agreement shall remain in effect until the earlier of:

                           (a) its termination by mutual agreement of the parties;

                           (b) termination by Optionee by written notice of same to Seller; and

                           (c)      March 31, 2001.


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                  9. Notices. Any notice required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered or mailed by certified or registered mail, return receipt requested, or sent by Federal Express or other recognized reputable national courier service addressed as follows:

                  If to Seller:          Juniper Development, L.L.C.
                                         676 South McKenzie Street
                                         Foley, AL 36535

                  with a copy to:        Julian Byron Brackin, Jr., Esquire
                                         Brackin & McGriff
                                         676 South McKenzie Street (zip 36535)
                                         Post Office Box 998
                                         Foley, Alabama 36536

                  If to Optionee:        United Bancorporation of Alabama, Inc.
                                         200 E. Nashville Avenue (zip 36502)
                                         Post Office Box 8
                                         Atmore, Alabama 36504
                                         Attention:        Robert R. Jones, III

                  with a copy to:        James Dale Smith, Esquire
                                         Armbrecht, Jackson, DeMouy,
                                              Crowe, Holmes & Reeves, L.L.C.
                                         1300 Riverview Plaza
                                         63 South Royal Street
                                         Mobile, Alabama 36602


         (or to such other address as either party shall specify by written notice so given), and shall be deemed to have been given as of the date delivered.


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above by their respective duly authorized representatives.

                              SELLER
                              JUNIPER DEVELOPMENT, LLC


                              By /s/ Robert R. Jones III
                                 -----------------------------------------------
                                                [signature]

                                            Robert R. Jones III
                              --------------------------------------------------
                                           [typed or printed name]

                              Its Administrative Member


                              OPTIONEE
                              UNITED BANCORPORATION OF ALABAMA, INC.


                              By /s/ Mitchell D. Staples
                                 -----------------------------------------------
                                                [signature]

                                 Mitchell D. Staples
                              --------------------------------------------------
                                           [typed or printed name]

                                       Its Treasurer


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